SUPPLEMENT to PROSPECTUS SUPPLEMENT dated August 24, 2004
(to PROSPECTUS dated August 24, 2004)



                                 $397,799,993
                                 (Approximate)

                                  CWMBS, INC.
                                   Depositor

                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer

                    CHL Mortgage Pass-Through Trust 2004-19
                                    Issuer

              Mortgage Pass-Through Certificates, Series 2004-19
                                --------------



         This Supplement revises the Prospectus Supplement dated August 24, 2004 to the Prospectus dated August 24, 2004 with respect to the above-captioned series of certificates as follows:



                      [text continues on following page]







Bear, Stearns & Co. Inc.                    Countrywide Securities Corporation


               The date of this Supplement is September 8, 2004.

1. The payment rules under "Description of the Certificates -- Principal -- Senior Principal Distribution Amount" on pages S-37 through S-39 of the Prospectus Supplement are hereby replaced by the following payment rules:

         Senior Principal Distribution Amount. On each Distribution Date, the Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, sequentially, in the following order of priority:

         1. to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

         2. concurrently, 25% to the Class A-16 Certificates, until its Class Certificate Balance is reduced to zero, and 75%, sequentially, in the following order of priority:

              a.   concurrently, to the Class A-14 and Class A-15
                   Certificates, pro rata, the Priority Amount, until their respective Class Certificate Balances are reduced to zero;

              b. to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their Aggregate Planned Balance set forth on Schedule 1 for that Distribution Date, sequentially, in the following order of priority:

                   1) to the Class A-1 Certificates, until its Class Certificate Balance is reduced to its Planned Balance set forth on Schedule 2 for that Distribution Date;

                   2) concurrently, 90.909092821826% to the Class A-2 Certificates and 9.090907178174% to the Class A-6 Certificates, until the Class Certificate Balance of the Class A-2 Certificates is reduced to its Planned Balance set forth on Schedule 5 for that Distribution Date;

                   3) concurrently, 90.909091113763% to the Class A-3 Certificates and 9.090908886237% to the Class A-6 Certificates, until the Class Certificate Balance of the Class A-3 Certificates is reduced to its Planned Balance set forth on Schedule 6 for that Distribution Date;

                   4) concurrently, 90.909092755586% to the Class A-4 Certificates and 9.090907244414% to the Class A-6 Certificates, until the Class Certificate Balance of the Class A-4 Certificates is reduced to its Planned Balance set forth on Schedule 7 for that Distribution Date; and

                   5) concurrently, 90.909093202169% to the Class A-5 and 9.090906797831% to Class A-6 Certificates, until the Class Certificate Balance of the Class A-5 Certificates is reduced to zero;

              c. to the Class A-8 Certificates, in an amount up to the amount necessary to reduce its Class Certificate Balance to its Targeted Balance set forth on Schedule 3 for that Distribution Date;

              d. to the Class A-9 Certificates, in an amount up to the amount necessary to reduce its Class Certificate Balance to its Targeted Balance set forth on Schedule 4 for that Distribution Date;

              e. to the Class A-10 Certificates, until its Class Certificate Balance is reduced to zero;

              f. concurrently, to the Class A-8 and Class A-9 Certificates, pro rata, without regard to their respective Targeted Balances set forth on Schedule 3 and Schedule 4, respectively, for that Distribution Date, until their respective Class Certificate Balances are reduced to zero;

              g. to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, without regard to their Aggregate Planned Balance set forth on Schedule 1 for that Distribution Date, sequentially, in the following order of priority:

                   1) to the Class A-1 Certificates, until its Class Certificate Balance is reduced to its Planned Balance set forth on Schedule 2 for that Distribution Date;

                   2) concurrently, 90.909092821826% to the Class A-2 Certificates and 9.090907178174% to the Class A-6 Certificates, until the Class Certificate Balance of the Class A-2 Certificates is reduced to its Planned Balance set forth on Schedule 5 for that Distribution Date;

                   3) concurrently, 90.909091113763% to the Class A-3 Certificates and 9.090908886237% to the Class A-6 Certificates, until the Class Certificate Balance of the Class A-3 Certificates is reduced to its Planned Balance set forth on Schedule 6 for that Distribution Date;

                   4) concurrently, 90.909092755586% to the Class A-4 Certificates and 9.090907244414% to the Class A-6 Certificates, until the Class Certificate Balance of the Class A-4 Certificates is reduced to its Planned Balance set forth on Schedule 7 for that Distribution Date; and

                   5) concurrently, 90.909093202169% to the Class A-5 and 9.090906797831% to Class A-6 Certificates, until the Class Certificate Balance of the Class A-5 Certificates is reduced to zero;

              h. to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-6 Certificates, without regard to their Aggregate Planned Balance set forth on Schedule 1 for that Distribution Date, sequentially in the following order of priority:

                   1) to the Class A-1 Certificates, until its Class Certificate Balance is reduced to zero;

                   2) concurrently, 90.909092821826% to the Class A-2 Certificates and 9.090907178174% to the Class A-6 Certificates, until the Class Certificate Balance of the Class A-2 Certificates is reduced to zero;

                   3) concurrently, 90.909091113763% to the Class A-3 Certificates and 9.090908886237% to the Class A-6 Certificates, until the Class Certificate Balance of the Class A-3 Certificates is reduced to zero; and

                   4) concurrently, 90.909092755586% to the Class A-4 Certificates and 9.090907244414% to the Class A-6 Certificates, until their respective Class Certificate Balances are reduced to zero;

              i. concurrently, to the Class A-11, Class A-12 and Class A-13 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

              j.   concurrently, to the Class A-14 and Class A-15
                   Certificates, pro rata, without regard to the Priority Amount, until their respective Class Certificate Balances are reduced to zero.

2. Under "Description of the Certificates -- Structuring Assumptions" on page S-47 of the Prospectus Supplement, the second bullet point is hereby replaced by the following:

     o the Aggregate Planned Balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the respective Planned Balances of the Class A-1, Class A-2, Class A-3 and Class

          A-4 Certificates and the respective Targeted Balances of the Class A-8 and Class A-9 Certificates are as set forth in the Principal Balance Schedules under "Principal Balance Schedules" in this prospectus supplement,

3. Under "Yield, Prepayment and Maturity Considerations -- Weighted Average Lives of the Offered Certificates" on page S-53 of the Prospectus Supplement, the fourth through seventh paragraphs are hereby replaced by the following:

     As described in this prospectus supplement, the classes of certificates that receive distributions of principal pursuant to an Aggregate Planned Balance, a Planned Balance or a Targeted Balance will receive principal payments in accordance with a Principal Balance Schedule calculated on the basis of, among other things, an assumption regarding a constant range of rates or a constant rate at which the mortgage loans prepay. However, whether such classes will adhere to their Principal Balance Schedule and receive distributions of principal in accordance with the related Principal Balance Schedule on a Distribution Date will largely depend on the actual level of prepayments experienced by the mortgage loans. The principal payment stability of the classes of certificates that receive distributions of principal pursuant to an Aggregate Planned Balance, a Planned Balance or a Targeted Balance will be supported in part by the classes of certificates that do not receive principal in accordance with a Principal Balance Schedule (these classes are called Companion Classes).

     If the Companion Classes are retired before the Aggregate Planned Balance Classes, Planned Balance Classes or Targeted Balance Classes are retired, the Aggregate Planned Balance Classes, Planned Balance Classes and Targeted Balance Classes will become more sensitive to prepayments on the mortgage loans.

     The mortgage loans will not prepay at any constant rate. Non-constant prepayment rates can cause any Aggregate Planned Balance Class, Planned Balance Class or Targeted Balance Class not to receive distributions of principal in accordance with its Principal Balance Schedule. If the mortgage loans prepay at rates that are generally below the range or constant rate of the Prepayment Assumption used to prepare the applicable Principal Balance Schedule for any Aggregate Planned Balance Class, Planned Balance Class or Targeted Balance Class, the amount available to pay principal on those certificates may be insufficient to make distributions of principal in accordance with an Aggregate Planned Balance, a Planned Balance or a Targeted Balance, their respective weighted average lives may be extended, perhaps significantly, and the related Companion Classes will not receive principal distributions. Conversely, if the mortgage loans prepay at rates that are generally above the range or constant rate of the Prepayment Assumption used to prepare the related Principal Balance Schedule for any Aggregate Planned Balance Class, Planned Balance Class or Targeted Balance Class, the related Companion Classes will receive distributions of principal at a faster rate than otherwise would have been the case. In that event, the respective weighted average lives of the Companion Classes may be shortened, perhaps significantly.

4. The section entitled "Principal Balance Schedules" set forth on pages S-72 through S-76 of the Prospectus Supplement is hereby replaced by the following:

                          Principal Balance Schedules

     The Principal Balance Schedules have been prepared on the basis of the structuring assumptions and the assumption that the mortgage loans prepay at the constant rates set forth below:



  Principal Balance          Principal Balance
  Schedule Reference           Schedules Type         Related Classes of Certificates   Prepayment Assumption Rates
-----------------------   -------------------------  ---------------------------------  ---------------------------

Schedule 1..........     Aggregate Planned Balance      Class A-1, Class A-2, Class         125% to 300% of the
                                                           A-3, Class A-4, Class A-5      Prepayment Assumption
                                                          and Class A-6 Certificates

Schedule 2..........          Planned Balance              Class A-1 Certificates           125% to 350% of the
                                                                                           Prepayment Assumption

Schedule 3..........          Targeted Balance             Class A-8 Certificates         275% of the Prepayment
                                                                                                Assumption

Schedule 4..........          Targeted Balance             Class A-9 Certificates         275% of the Prepayment
                                                                                                Assumption

Schedule 5..........          Planned Balance              Class A-2 Certificates           125% to 350% of the
                                                                                           Prepayment Assumption

Schedule 6..........          Planned Balance              Class A-3 Certificates           125% to 350% of the
                                                                                           Prepayment Assumption

Schedule 7..........          Planned Balance              Class A-4 Certificates           125% to 350% of the
                                                                                           Prepayment Assumption




         There is no assurance that the Class Certificate Balances of the classes of certificates listed above will conform on any Distribution Date to their respective Aggregate Planned Balance, Planned Balance or Targeted Balance, as applicable, specified for such Distribution Date in the Principal Balance Schedules herein, or that distribution of principal on such classes of certificates will end on the respective Distribution Dates specified therein. Because any excess of the amount available for distribution of principal of these classes of certificates for any Distribution Date over the amount necessary to reduce the Class Certificate Balances of such classes of certificates to their respective Aggregate Planned Balance, Planned Balance or Targeted Balance, as applicable, will be distributed, the ability to reduce the Class Certificate Balances of such classes of certificates will not be enhanced by the averaging of high and low principal payments as might be the case if any such excess amounts were held for future application and not distributed monthly. In addition, even if prepayments remain with the range or at the constant rate specified above, the amount available for distribution of principal of these classes of certificates on any Distribution Date may be insufficient to reduce such classes of certificates to their respective Aggregate Planned Balance, Planned Balance or Targeted Balance, as applicable. Moreover, because of the diverse remaining terms to maturity, these classes of certificates may not be reduced to their respective Aggregate Planned Balance, Planned Balance or Targeted Balance, as applicable, even if prepayments occur within the range or at the constant rate specified above.



Distribution Date            Schedule 1       Schedule 2       Schedule 3       Schedule 4        Schedule 5       Schedule 6
-------------------------   ---------------  --------------   --------------   ---------------  ---------------  ----------------
Initial Balance..........   $172,816,000.00   $54,484,000.00    $70,000,000.00    $9,384,500.00    $25,924,546.00   $40,379,091.00
September 25, 2004.......    172,494,640.21    54,162,640.21     69,877,550.90     9,427,512.29     25,924,546.00    40,379,091.00
October 25, 2004.........    172,109,525.64    53,777,525.64     69,679,600.90     9,470,721.72     25,924,546.00    40,379,091.00
November 25, 2004........    171,660,815.29    53,328,815.29     69,406,052.57     9,514,129.19     25,924,546.00    40,379,091.00
December 25, 2004........    171,148,633.94    52,816,633.94     69,056,959.87     9,557,735.62     25,924,546.00    40,379,091.00
January 25, 2005.........    170,573,147.18    52,241,147.18     68,632,529.42     9,601,541.91     25,924,546.00    40,379,091.00
February 25, 2005........    169,934,561.39    51,602,561.39     68,133,121.45     9,645,548.97     25,924,546.00    40,379,091.00
March 25, 2005...........    169,233,123.72    50,901,123.72     67,559,250.34     9,689,757.74     25,924,546.00    40,379,091.00
April 25, 2005...........    168,469,122.00    50,137,122.00     66,911,584.75     9,734,169.13     25,924,546.00    40,379,091.00
May 25, 2005.............    167,642,884.61    49,310,884.61     66,190,947.34     9,778,784.07     25,924,546.00    40,379,091.00
June 25, 2005............    166,754,780.31    48,422,780.31     65,398,314.09     9,823,603.50     25,924,546.00    40,379,091.00
July 25, 2005............    165,805,218.04    47,473,218.04     64,534,813.21     9,868,628.35     25,924,546.00    40,379,091.00
August 25, 2005..........    164,794,646.63    46,462,646.63     63,601,723.63     9,913,859.56     25,924,546.00    40,379,091.00
September 25, 2005.......    163,723,554.52    45,391,554.52     62,600,473.05     9,959,298.08     25,924,546.00    40,379,091.00
October 25, 2005.........    162,592,469.41    44,260,469.41     61,532,635.65    10,004,944.87     25,924,546.00    40,379,091.00
November 25, 2005........    161,401,957.87    43,069,957.87     60,399,929.28    10,050,800.87     25,924,546.00    40,379,091.00
December 25, 2005........    160,152,624.90    41,820,624.90     59,204,212.35    10,096,867.04     25,924,546.00    40,379,091.00
January 25, 2006.........    158,845,113.47    40,513,113.47     57,947,480.20    10,143,144.34     25,924,546.00    40,379,091.00
February 25, 2006........    157,480,104.01    39,148,104.01     56,631,861.23    10,189,633.75     25,924,546.00    40,379,091.00
March 25, 2006...........    156,058,313.83    37,726,313.83     55,259,612.47    10,236,336.24     25,924,546.00    40,379,091.00
April 25, 2006...........    154,580,496.52    36,248,496.52     53,833,114.90    10,283,252.78     25,924,546.00    40,379,091.00
May 25, 2006.............    153,047,441.36    34,715,441.36     52,354,868.36    10,330,384.36     25,924,546.00    40,379,091.00
June 25, 2006............    151,459,972.58    33,127,972.58     50,827,486.07    10,377,731.95     25,924,546.00    40,379,091.00
July 25, 2006............    149,818,948.68    31,486,948.68     49,253,688.88    10,425,296.56     25,924,546.00    40,379,091.00
August 25, 2006..........    148,125,261.66    29,793,261.66     47,636,299.13    10,473,079.17     25,924,546.00    40,379,091.00
September 25, 2006.......    146,379,836.24    28,047,836.24     45,978,234.27    10,521,080.78     25,924,546.00    40,379,091.00
October 25, 2006.........    144,583,629.04    26,251,629.04     44,282,500.09    10,569,302.40     25,924,546.00    40,379,091.00
November 25, 2006........    142,737,627.68    24,405,627.68     42,552,183.81    10,617,745.04     25,924,546.00    40,379,091.00
December 25, 2006........    140,842,849.93    22,510,849.93     40,790,446.79    10,666,409.70     25,924,546.00    40,379,091.00
January 25, 2007.........    138,900,846.91    20,568,846.91     39,001,088.93    10,715,297.41     25,924,546.00    40,379,091.00
February 25, 2007........    136,915,211.10    18,583,211.10     37,190,225.67    10,764,409.19     25,924,546.00    40,379,091.00
March 25, 2007...........    134,942,873.65    16,610,873.65     35,424,283.58    10,813,746.07     25,924,546.00    40,379,091.00
April 25, 2007...........    132,983,748.61    14,651,748.61     33,702,453.95    10,863,309.07     25,924,546.00    40,379,091.00
May 25, 2007.............    131,037,750.59    12,705,750.59     32,023,941.03    10,913,099.24     25,924,546.00    40,379,091.00
June 25, 2007............    129,104,794.74    10,772,794.74     30,387,961.86    10,963,117.61     25,924,546.00    40,379,091.00
July 25, 2007............    127,184,796.79     8,852,796.79     28,793,746.09    11,013,365.23     25,924,546.00    40,379,091.00
August 25, 2007..........    125,277,673.00     6,945,673.00     27,240,535.75    11,063,843.16     25,924,546.00    40,379,091.00
September 25, 2007.......    123,383,340.18     5,051,340.18     25,727,585.09    11,114,552.44     25,924,546.00    40,379,091.00
October 25, 2007.........    121,501,715.68     3,169,715.68     24,254,160.38    11,165,494.14     25,924,546.00    40,379,091.00
November 25, 2007........    119,632,717.39     1,300,717.39     22,819,539.70    11,216,669.32     25,924,546.00    40,379,091.00
December 25, 2007........    117,776,263.75             0.00     21,423,012.81    11,268,079.05     25,419,331.22    40,379,091.00
January 25, 2008.........    115,932,273.71             0.00     20,063,880.91    11,319,724.41     23,742,976.60    40,379,091.00
February 25, 2008........    114,100,666.76             0.00     18,741,456.50    11,371,606.48     22,077,879.33    40,379,091.00
March 25, 2008...........    112,281,362.91             0.00     17,455,063.21    11,423,726.35     20,423,966.71    40,379,091.00
April 25, 2008...........    110,474,282.69             0.00     16,204,035.59    11,476,085.09     18,781,166.48    40,379,091.00
May 25, 2008.............    108,679,347.16             0.00     14,987,718.98    11,528,683.82     17,149,406.87    40,379,091.00
June 25, 2008............    106,896,477.89             0.00     13,805,469.32    11,581,523.62     15,528,616.59    40,379,091.00
July 25, 2008............    105,125,596.95             0.00     12,656,652.99    11,634,605.60     13,918,724.79    40,379,091.00
August 25, 2008..........    103,366,626.94             0.00     11,540,646.66    11,687,930.88     12,319,661.11    40,379,091.00



Distribution Date                         Schedule 7
-------------------------                --------------------
Initial Balance..........                $26,854,546.00
September 25, 2004.......                 26,854,546.00
October 25, 2004.........                 26,854,546.00
November 25, 2004........                 26,854,546.00
December 25, 2004........                 26,854,546.00
January 25, 2005.........                 26,854,546.00
February 25, 2005........                 26,854,546.00
March 25, 2005...........                 26,854,546.00
April 25, 2005...........                 26,854,546.00
May 25, 2005.............                 26,854,546.00
June 25, 2005............                 26,854,546.00
July 25, 2005............                 26,854,546.00
August 25, 2005..........                 26,854,546.00
September 25, 2005.......                 26,854,546.00
October 25, 2005.........                 26,854,546.00
November 25, 2005........                 26,854,546.00
December 25, 2005........                 26,854,546.00
January 25, 2006.........                 26,854,546.00
February 25, 2006........                 26,854,546.00
March 25, 2006...........                 26,854,546.00
April 25, 2006...........                 26,854,546.00
May 25, 2006.............                 26,854,546.00
June 25, 2006............                 26,854,546.00
July 25, 2006............                 26,854,546.00
August 25, 2006..........                 26,854,546.00
September 25, 2006.......                 26,854,546.00
October 25, 2006.........                 26,854,546.00
November 25, 2006........                 26,854,546.00
December 25, 2006........                 26,854,546.00
January 25, 2007.........                 26,854,546.00
February 25, 2007........                 26,854,546.00
March 25, 2007...........                 26,854,546.00
April 25, 2007...........                 26,854,546.00
May 25, 2007.............                 26,854,546.00
June 25, 2007............                 26,854,546.00
July 25, 2007............                 26,854,546.00
August 25, 2007..........                 26,854,546.00
September 25, 2007.......                 26,854,546.00
October 25, 2007.........                 26,854,546.00
November 25, 2007........                 26,854,546.00
December 25, 2007........                 26,854,546.00
January 25, 2008.........                 26,854,546.00
February 25, 2008........                 26,854,546.00
March 25, 2008...........                 26,854,546.00
April 25, 2008...........                 26,854,546.00
May 25, 2008.............                 26,854,546.00
June 25, 2008............                 26,854,546.00
July 25, 2008............                 26,854,546.00
August 25, 2008..........                 26,854,546.00





Distribution Date            Schedule 1       Schedule 2       Schedule 3       Schedule 4        Schedule 5       Schedule 6
-------------------------   ---------------  --------------   --------------   ---------------  ---------------  ----------------
September 25, 2008.......    $101,619,490.94          $0.00    $10,456,837.11   $11,741,500.56    $10,731,355.62   $40,379,091.00
October 25, 2008.........      99,884,112.55           0.00      9,404,621.09    11,795,315.77      9,153,738.87    40,379,091.00
November 25, 2008........      98,160,415.87           0.00      8,383,405.15    11,849,377.63      7,586,741.86    40,379,091.00
December 25, 2008........      96,448,325.47           0.00      7,392,605.52    11,903,687.28      6,030,296.01    40,379,091.00
January 25, 2009.........      94,747,766.45           0.00      6,431,647.90    11,958,245.85      4,484,333.23    40,379,091.00
February 25, 2009........      93,058,664.38           0.00      5,499,967.38    12,013,054.47      2,948,785.86    40,379,091.00
March 25, 2009...........      91,380,945.30           0.00      4,597,008.24    12,068,114.31      1,423,586.67    40,379,091.00
April 25, 2009...........      89,714,535.76           0.00      3,722,223.85    12,123,426.50              0.00    40,287,759.87
May 25, 2009.............      88,059,362.77           0.00      2,875,076.50    12,178,992.20              0.00    38,783,057.15
June 25, 2009............      86,415,353.84           0.00      2,055,037.25    12,234,812.58              0.00    37,288,503.57
July 25, 2009............      84,782,436.92           0.00      1,261,585.85    12,290,888.81              0.00    35,804,033.64
August 25, 2009..........      83,160,540.46           0.00        494,210.54    12,347,222.05              0.00    34,329,582.31
September 25, 2009.......      81,633,280.10           0.00              0.00    12,250,648.13              0.00    32,941,163.81
October 25, 2009.........      80,116,741.77           0.00              0.00    11,684,483.40              0.00    31,562,492.59
November 25, 2009........      78,610,855.57           0.00              0.00    11,142,455.79              0.00    30,193,505.14
December 25, 2009........      77,115,552.09           0.00              0.00    10,624,090.66              0.00    28,834,138.33
January 25, 2010.........      75,630,762.34           0.00              0.00    10,128,921.24              0.00    27,484,329.46
February 25, 2010........      74,156,417.81           0.00              0.00     9,656,488.49              0.00    26,144,016.25
March 25, 2010...........      72,692,450.43           0.00              0.00     9,206,340.99              0.00    24,813,136.81
April 25, 2010...........      71,238,792.58           0.00              0.00     8,778,034.84              0.00    23,491,629.67
May 25, 2010.............      69,795,377.08           0.00              0.00     8,371,133.49              0.00    22,179,433.76
June 25, 2010............      68,362,137.20           0.00              0.00     7,985,207.68              0.00    20,876,488.41
July 25, 2010............      66,939,006.63           0.00              0.00     7,619,835.29              0.00    19,582,733.35
August 25, 2010..........      65,525,919.52           0.00              0.00     7,274,601.24              0.00    18,298,108.69
September 25, 2010.......      64,150,173.05           0.00              0.00     6,977,884.14              0.00    17,047,430.09
October 25, 2010.........      62,784,205.72           0.00              0.00     6,699,993.40              0.00    15,805,641.60
November 25, 2010........      61,427,953.28           0.00              0.00     6,440,538.99              0.00    14,572,684.84
December 25, 2010........      60,081,351.95           0.00              0.00     6,199,137.44              0.00    13,348,501.80
January 25, 2011.........      58,744,338.34           0.00              0.00     5,975,411.76              0.00    12,133,034.88
February 25, 2011........      57,416,849.49           0.00              0.00     5,768,991.32              0.00    10,926,226.83
March 25, 2011...........      56,098,822.84           0.00              0.00     5,579,511.78              0.00     9,728,020.79
April 25, 2011...........      54,790,196.27           0.00              0.00     5,406,614.95              0.00     8,538,360.26
May 25, 2011.............      53,490,908.04           0.00              0.00     5,249,948.73              0.00     7,357,189.14
June 25, 2011............      52,200,896.83           0.00              0.00     5,109,166.99              0.00     6,187,682.86
July 25, 2011............      50,920,101.73           0.00              0.00     4,983,929.47              0.00     5,045,192.02
August 25, 2011..........      49,648,462.23           0.00              0.00     4,873,901.73              0.00     3,929,148.14
September 25, 2011.......      48,446,002.00           0.00              0.00     4,822,833.06              0.00     2,955,810.79
October 25, 2011.........      47,266,850.61           0.00              0.00     4,770,358.71              0.00     2,005,379.09
November 25, 2011........      46,110,586.94           0.00              0.00     4,716,542.21              0.00     1,077,355.42
December 25, 2011........      44,976,797.22           0.00              0.00     4,661,445.39              0.00       171,252.47
January 25, 2012.........      43,865,074.85           0.00              0.00     4,605,128.46              0.00             0.00
February 25, 2012........      42,775,020.32           0.00              0.00     4,547,649.97              0.00             0.00
March 25, 2012...........      41,706,241.05           0.00              0.00     4,489,066.92              0.00             0.00
April 25, 2012...........      40,658,351.33           0.00              0.00     4,429,434.73              0.00             0.00
May 25, 2012.............      39,630,972.13           0.00              0.00     4,368,807.33              0.00             0.00
June 25, 2012............      38,623,731.05           0.00              0.00     4,307,237.17              0.00             0.00
July 25, 2012............      37,636,262.15           0.00              0.00     4,244,775.26              0.00             0.00
August 25, 2012..........      36,668,205.90           0.00              0.00     4,181,471.18              0.00             0.00
September 25, 2012.......      35,818,288.30           0.00              0.00     4,111,189.36              0.00             0.00




Distribution Date                          Schedule 7
-------------------------                ---------------
September 25, 2008.......                 $26,854,546.00
October 25, 2008.........                  26,854,546.00
November 25, 2008........                  26,854,546.00
December 25, 2008........                  26,854,546.00
January 25, 2009.........                  26,854,546.00
February 25, 2009........                  26,854,546.00
March 25, 2009...........                  26,854,546.00
April 25, 2009...........                  26,854,546.00
May 25, 2009.............                  26,854,546.00
June 25, 2009............                  26,854,546.00
July 25, 2009............                  26,854,546.00
August 25, 2009..........                  26,854,546.00
September 25, 2009.......                  26,854,546.00
October 25, 2009.........                  26,854,546.00
November 25, 2009........                  26,854,546.00
December 25, 2009........                  26,854,546.00
January 25, 2010.........                  26,854,546.00
February 25, 2010........                  26,854,546.00
March 25, 2010...........                  26,854,546.00
April 25, 2010...........                  26,854,546.00
May 25, 2010.............                  26,854,546.00
June 25, 2010............                  26,854,546.00
July 25, 2010............                  26,854,546.00
August 25, 2010..........                  26,854,546.00
September 25, 2010.......                  26,854,546.00
October 25, 2010.........                  26,854,546.00
November 25, 2010........                  26,854,546.00
December 25, 2010........                  26,854,546.00
January 25, 2011.........                  26,854,546.00
February 25, 2011........                  26,854,546.00
March 25, 2011...........                  26,854,546.00
April 25, 2011...........                  26,854,546.00
May 25, 2011.............                  26,854,546.00
June 25, 2011............                  26,854,546.00
July 25, 2011............                  26,854,546.00
August 25, 2011..........                  26,854,546.00
September 25, 2011.......                  26,854,546.00
October 25, 2011.........                  26,854,546.00
November 25, 2011........                  26,854,546.00
December 25, 2011........                  26,854,546.00
January 25, 2012.........                  26,141,139.08
February 25, 2012........                  25,277,456.07
March 25, 2012...........                  24,434,291.94
April 25, 2012...........                  23,611,198.77
May 25, 2012.............                  22,807,737.95
June 25, 2012............                  22,023,480.05
July 25, 2012............                  21,258,004.58
August 25, 2012..........                  20,510,899.86
September 25, 2012.......                  19,882,420.43




Distribution Date            Schedule 1       Schedule 2       Schedule 3       Schedule 4         Schedule 5        Schedule 6
-------------------------   ---------------  --------------   --------------   ---------------   ---------------  ----------------
October 25, 2012.........     $34,984,611.62          $0.00             $0.00    $4,040,512.23             $0.00            $0.00
November 25, 2012........      34,166,879.24           0.00              0.00     3,969,475.48              0.00             0.00
December 25, 2012........      33,364,799.81           0.00              0.00     3,898,113.70              0.00             0.00
January 25, 2013.........      32,578,087.12           0.00              0.00     3,826,460.42              0.00             0.00
February 25, 2013........      31,806,460.04           0.00              0.00     3,754,548.16              0.00             0.00
March 25, 2013...........      31,049,642.45           0.00              0.00     3,682,408.43              0.00             0.00
April 25, 2013...........      30,307,363.11           0.00              0.00     3,610,071.74              0.00             0.00
May 25, 2013.............      29,579,355.58           0.00              0.00     3,537,567.65              0.00             0.00
June 25, 2013............      28,865,358.16           0.00              0.00     3,464,924.80              0.00             0.00
July 25, 2013............      28,165,113.83           0.00              0.00     3,392,170.89              0.00             0.00
August 25, 2013..........      27,478,370.08           0.00              0.00     3,319,332.76              0.00             0.00
September 25, 2013.......      26,888,514.31           0.00              0.00     3,242,405.03              0.00             0.00
October 25, 2013.........      26,308,971.77           0.00              0.00     3,165,790.90              0.00             0.00
November 25, 2013........      25,739,566.15           0.00              0.00     3,089,501.56              0.00             0.00
December 25, 2013........      25,180,124.14           0.00              0.00     3,013,547.77              0.00             0.00
January 25, 2014.........      24,630,475.34           0.00              0.00     2,937,939.82              0.00             0.00
February 25, 2014........      24,090,452.22           0.00              0.00     2,862,687.63              0.00             0.00
March 25, 2014...........      23,559,890.08           0.00              0.00     2,787,800.66              0.00             0.00
April 25, 2014...........      23,038,627.01           0.00              0.00     2,713,287.99              0.00             0.00
May 25, 2014.............      22,526,503.80           0.00              0.00     2,639,158.33              0.00             0.00
June 25, 2014............      22,023,363.96           0.00              0.00     2,565,419.96              0.00             0.00
July 25, 2014............      21,528,506.88           0.00              0.00     2,491,941.32              0.00             0.00
August 25, 2014..........      21,039,794.92           0.00              0.00     2,418,220.79              0.00             0.00
September 25, 2014.......      20,559,697.43           0.00              0.00     2,344,924.49              0.00             0.00
October 25, 2014.........      20,088,066.43           0.00              0.00     2,272,059.29              0.00             0.00
November 25, 2014........      19,624,756.43           0.00              0.00     2,199,631.73              0.00             0.00
December 25, 2014........      19,169,624.41           0.00              0.00     2,127,648.04              0.00             0.00
January 25, 2015.........      18,722,529.78           0.00              0.00     2,056,114.10              0.00             0.00
February 25, 2015........      18,283,334.30           0.00              0.00     1,985,035.51              0.00             0.00
March 25, 2015...........      17,851,902.10           0.00              0.00     1,914,417.54              0.00             0.00
April 25, 2015...........      17,428,099.58           0.00              0.00     1,844,265.20              0.00             0.00
May 25, 2015.............      17,011,795.43           0.00              0.00     1,774,583.19              0.00             0.00
June 25, 2015............      16,602,860.54           0.00              0.00     1,705,375.93              0.00             0.00
July 25, 2015............      16,201,167.99           0.00              0.00     1,636,647.58              0.00             0.00
August 25, 2015..........      15,806,593.03           0.00              0.00     1,568,402.04              0.00             0.00
September 25, 2015.......      15,419,012.99           0.00              0.00     1,500,642.96              0.00             0.00
October 25, 2015.........      15,038,307.31           0.00              0.00     1,433,373.71              0.00             0.00
November 25, 2015........      14,664,357.44           0.00              0.00     1,366,597.46              0.00             0.00
December 25, 2015........      14,297,046.87           0.00              0.00     1,300,317.12              0.00             0.00
January 25, 2016.........      13,936,261.04           0.00              0.00     1,234,535.38              0.00             0.00
February 25, 2016........      13,581,887.36           0.00              0.00     1,169,254.72              0.00             0.00
March 25, 2016...........      13,233,815.11           0.00              0.00     1,104,477.37              0.00             0.00
April 25, 2016...........      12,891,935.50           0.00              0.00     1,040,205.40              0.00             0.00
May 25, 2016.............      12,556,141.53           0.00              0.00       976,440.64              0.00             0.00
June 25, 2016............      12,226,328.05           0.00              0.00       913,184.74              0.00             0.00
July 25, 2016............      11,902,391.68           0.00              0.00       850,439.16              0.00             0.00
August 25, 2016..........      11,584,230.82           0.00              0.00       788,205.17              0.00             0.00
September 25, 2016.......      11,271,745.55           0.00              0.00       726,483.87              0.00             0.00
October 25, 2016.........      10,964,837.69           0.00              0.00       665,276.16              0.00             0.00





Distribution Date                          Schedule 7
-------------------------                  -----------
October 25, 2012.........                  $19,268,566.36
November 25, 2012........                   18,669,014.22
December 25, 2012........                   18,083,447.52
January 25, 2013.........                   17,511,556.50
February 25, 2013........                   16,953,038.03
March 25, 2013...........                   16,407,595.49
April 25, 2013...........                   15,874,938.57
May 25, 2013.............                   15,354,783.20
June 25, 2013............                   14,846,851.39
July 25, 2013............                   14,350,871.12
August 25, 2013..........                   13,866,576.18
September 25, 2013.......                   13,476,109.06
October 25, 2013.........                   13,093,697.32
November 25, 2013........                   12,719,177.73
December 25, 2013........                   12,352,390.29
January 25, 2014.........                   11,993,178.24
February 25, 2014........                   11,641,387.95
March 25, 2014...........                   11,296,868.87
April 25, 2014...........                   10,959,473.45
May 25, 2014.............                   10,629,057.12
June 25, 2014............                   10,305,478.19
July 25, 2014............                    9,988,300.00
August 25, 2014..........                    9,676,306.53
September 25, 2014.......                    9,370,798.72
October 25, 2014.........                    9,071,644.49
November 25, 2014........                    8,778,714.40
December 25, 2014........                    8,491,881.60
January 25, 2015.........                    8,211,021.81
February 25, 2015........                    7,936,013.24
March 25, 2015...........                    7,666,736.54
April 25, 2015...........                    7,403,074.77
May 25, 2015.............                    7,144,913.34
June 25, 2015............                    6,892,139.97
July 25, 2015............                    6,644,644.64
August 25, 2015..........                    6,402,319.52
September 25, 2015.......                    6,165,058.99
October 25, 2015.........                    5,932,759.53
November 25, 2015........                    5,705,319.71
December 25, 2015........                    5,482,640.15
January 25, 2016.........                    5,264,623.47
February 25, 2016........                    5,051,174.24
March 25, 2016...........                    4,842,198.96
April 25, 2016...........                    4,637,606.04
May 25, 2016.............                    4,437,305.69
June 25, 2016............                    4,241,209.97
July 25, 2016............                    4,049,232.70
August 25, 2016..........                    3,861,289.43
September 25, 2016.......                    3,677,297.43
October 25, 2016.........                    3,497,175.64








Distribution Date            Schedule 1       Schedule 2       Schedule 3       Schedule 4         Schedule 5        Schedule 6
-------------------------   ---------------  --------------   --------------   ---------------   ---------------  ----------------
November 25, 2016........     $10,663,410.70          $0.00             $0.00      $604,582.81             $0.00            $0.00
December 25, 2016........      10,367,369.69           0.00              0.00       544,404.40              0.00             0.00
January 25, 2017.........      10,076,621.38           0.00              0.00       484,741.36              0.00             0.00
February 25, 2017........       9,791,074.08           0.00              0.00       425,593.96              0.00             0.00
March 25, 2017...........       9,510,637.66           0.00              0.00       366,962.33              0.00             0.00
April 25, 2017...........       9,235,223.50           0.00              0.00       308,846.45              0.00             0.00
May 25, 2017.............       8,964,744.52           0.00              0.00       251,246.16              0.00             0.00
June 25, 2017............       8,699,115.10           0.00              0.00       194,161.18              0.00             0.00
July 25, 2017............       8,438,251.08           0.00              0.00       137,591.09              0.00             0.00
August 25, 2017..........       8,182,069.73           0.00              0.00        81,535.32              0.00             0.00
September 25, 2017.......       7,930,489.74           0.00              0.00        25,993.22              0.00             0.00
October 25, 2017.........       7,683,431.17           0.00              0.00             0.00              0.00             0.00
November 25, 2017........       7,440,815.45           0.00              0.00             0.00              0.00             0.00
December 25, 2017........       7,202,565.34           0.00              0.00             0.00              0.00             0.00
January 25, 2018.........       6,968,604.92           0.00              0.00             0.00              0.00             0.00
February 25, 2018........       6,738,859.56           0.00              0.00             0.00              0.00             0.00
March 25, 2018...........       6,513,255.92           0.00              0.00             0.00              0.00             0.00
April 25, 2018...........       6,291,721.89           0.00              0.00             0.00              0.00             0.00
May 25, 2018.............       6,074,186.58           0.00              0.00             0.00              0.00             0.00
June 25, 2018............       5,860,580.35           0.00              0.00             0.00              0.00             0.00
July 25, 2018............       5,650,834.69           0.00              0.00             0.00              0.00             0.00
August 25, 2018..........       5,444,882.32           0.00              0.00             0.00              0.00             0.00
September 25, 2018.......       5,242,657.06           0.00              0.00             0.00              0.00             0.00
October 25, 2018.........       5,044,093.88           0.00              0.00             0.00              0.00             0.00
November 25, 2018........       4,849,128.87           0.00              0.00             0.00              0.00             0.00
December 25, 2018........       4,657,699.18           0.00              0.00             0.00              0.00             0.00
January 25, 2019.........       4,469,743.07           0.00              0.00             0.00              0.00             0.00
February 25, 2019........       4,285,199.83           0.00              0.00             0.00              0.00             0.00
March 25, 2019...........       4,104,009.80           0.00              0.00             0.00              0.00             0.00
April 25, 2019...........       3,926,114.33           0.00              0.00             0.00              0.00             0.00
May 25, 2019.............       3,751,455.77           0.00              0.00             0.00              0.00             0.00
June 25, 2019............       3,579,977.48           0.00              0.00             0.00              0.00             0.00
July 25, 2019............       3,411,623.77           0.00              0.00             0.00              0.00             0.00
August 25, 2019..........       3,246,339.89           0.00              0.00             0.00              0.00             0.00
September 25, 2019.......       3,084,072.06           0.00              0.00             0.00              0.00             0.00
October 25, 2019.........       2,924,767.39           0.00              0.00             0.00              0.00             0.00
November 25, 2019........       2,768,373.91           0.00              0.00             0.00              0.00             0.00
December 25, 2019........       2,614,840.54           0.00              0.00             0.00              0.00             0.00
January 25, 2020.........       2,464,117.08           0.00              0.00             0.00              0.00             0.00
February 25, 2020........       2,316,154.18           0.00              0.00             0.00              0.00             0.00
March 25, 2020...........       2,170,903.33           0.00              0.00             0.00              0.00             0.00
April 25, 2020...........       2,028,316.88           0.00              0.00             0.00              0.00             0.00
May 25, 2020.............       1,888,347.95           0.00              0.00             0.00              0.00             0.00
June 25, 2020............       1,750,950.52           0.00              0.00             0.00              0.00             0.00
July 25, 2020............       1,616,079.32           0.00              0.00             0.00              0.00             0.00
August 25, 2020..........       1,483,689.87           0.00              0.00             0.00              0.00             0.00
September 25, 2020.......       1,353,738.45           0.00              0.00             0.00              0.00             0.00
October 25, 2020.........       1,226,182.10           0.00              0.00             0.00              0.00             0.00
November 25, 2020........       1,100,978.58           0.00              0.00             0.00              0.00             0.00





Distribution Date                          Schedule 7
-------------------------                 ---------------
November 25, 2016........                   $3,320,844.62
December 25, 2016........                    3,148,226.55
January 25, 2017.........                    2,979,245.17
February 25, 2017........                    2,813,825.78
March 25, 2017...........                    2,651,895.16
April 25, 2017...........                    2,493,381.60
May 25, 2017.............                    2,338,214.82
June 25, 2017............                    2,186,325.97
July 25, 2017............                    2,037,647.59
August 25, 2017..........                    1,892,113.59
September 25, 2017.......                    1,749,659.21
October 25, 2017.........                    1,610,221.00
November 25, 2017........                    1,473,736.80
December 25, 2017........                    1,340,145.71
January 25, 2018.........                    1,209,388.07
February 25, 2018........                    1,081,405.40
March 25, 2018...........                      956,140.44
April 25, 2018...........                      833,537.07
May 25, 2018.............                      713,540.32
June 25, 2018............                      596,096.32
July 25, 2018............                      481,152.31
August 25, 2018..........                      368,656.58
September 25, 2018.......                      258,558.50
October 25, 2018.........                      150,808.43
November 25, 2018........                       45,357.77
December 25, 2018........                            0.00
January 25, 2019.........                            0.00
February 25, 2019........                            0.00
March 25, 2019...........                            0.00
April 25, 2019...........                            0.00
May 25, 2019.............                            0.00
June 25, 2019............                            0.00
July 25, 2019............                            0.00
August 25, 2019..........                            0.00
September 25, 2019.......                            0.00
October 25, 2019.........                            0.00
November 25, 2019........                            0.00
December 25, 2019........                            0.00
January 25, 2020.........                            0.00
February 25, 2020........                            0.00
March 25, 2020...........                            0.00
April 25, 2020...........                            0.00
May 25, 2020.............                            0.00
June 25, 2020............                            0.00
July 25, 2020............                            0.00
August 25, 2020..........                            0.00
September 25, 2020.......                            0.00
October 25, 2020.........                            0.00
November 25, 2020........                            0.00




Distribution Date            Schedule 1       Schedule 2       Schedule 3       Schedule 4         Schedule 5        Schedule 6
-------------------------   ---------------  --------------   --------------   ---------------   ---------------  ----------------
December 25, 2020........        $978,086.40          $0.00             $0.00            $0.00             $0.00            $0.00
January 25, 2021.........         857,464.76           0.00              0.00             0.00              0.00             0.00
February 25, 2021........         739,073.58           0.00              0.00             0.00              0.00             0.00
March 25, 2021...........         622,873.45           0.00              0.00             0.00              0.00             0.00
April 25, 2021...........         508,825.66           0.00              0.00             0.00              0.00             0.00
May 25, 2021.............         396,892.14           0.00              0.00             0.00              0.00             0.00
June 25, 2021............         287,035.50           0.00              0.00             0.00              0.00             0.00
July 25, 2021............         179,218.99           0.00              0.00             0.00              0.00             0.00
August 25, 2021..........          73,406.47           0.00              0.00             0.00              0.00             0.00
September 25, 2021
and thereafter...........               0.00           0.00              0.00             0.00              0.00             0.00





Distribution Date                          Schedule 7
-------------------------                  --------------
December 25, 2020........                           $0.00
January 25, 2021.........                            0.00
February 25, 2021........                            0.00
March 25, 2021...........                            0.00
April 25, 2021...........                            0.00
May 25, 2021.............                            0.00
June 25, 2021............                            0.00
July 25, 2021............                            0.00
August 25, 2021..........                            0.00
September 25, 2021
and thereafter...........                            0.00





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